WAIVER dated as of August 10, 2000 to the
                                      Mortgage made and entered into as of
                                      July   9,   1998   between   Syscomm
                                      International    Corporation    (the
                                      "Borrower")  and The Chase Manhattan
                                      Bank,  a  banking  corporation  duly
                                      organized  and  existing  under  the
                                      laws of the  State of New York  (the
                                      "Bank")


WHEREAS, the Borrower wishes to waive the provision of the Mortgage with respect to the required quarterly consolidated net loss;

WHEREAS, the Bank has consented to waive that provision of the Mortgage to reflect the changes herein set forth;

NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows;

         Waiver of Section 53:
         ---------------------
         Compliance with Section 53 of the Mortgage is hereby waived to permit the Borrower to incur a quarterly consolidated net loss for the fiscal quarter ending June 30, 2000 as long as the net loss for the quarter was not greater than $550,000. The Borrower was required to report a consolidated net loss not greater than $150,000 for the fiscal quarter ending June 30, 2000.

The Waiver shall be construed and enforced in accordance with the laws of the State of New York.

Expect as expressly amended or consented to hereby, the Mortgage shall remain in full force and effect in accordance with the original terms thereof. The Waiver herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Mortgage or any default which may occur or may have occurred under the Mortgage.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Mortgage.

The Borrower hereby represents and warrants that, after giving effect to this Waiver, no Event of Default or Default exists under the Mortgage or any related documents.

This Waiver shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Bank.


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IN WITNESS WHEREOF,  the Borrower and the Bank have caused the Waiver to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                    Syscomm International Corporation


                                By: /s/ John H. Spielberger
                                    -----------------------
                                    John H. Spielberger, Chief Executive Officer


ATTEST:

/s/ John C. Spielberger
------------------------------
Secretary, John C. Spielberger

Accepted this 14th day of August, 2000
By the Chase Manhattan Bank


By: Christopher Zimmerman
Title: Vice President